PIMCO REALPATH® Blend 2065 Fund
Summary Prospectus
October 30, 2023 (as supplemented February 28, 2024)
Share Class:	Inst	Admin	A
Ticker:	PRBMX	PRBEX	PRBAX
Before you invest, you may want to review the Fund’s prospectus, which, as supplemented, contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders (once available) and other information about the Fund online at http://investments.pimco.com/prospectuses. You can also get this information at no cost by calling 888.87.PIMCO or by sending an email request to piprocess@dstsystems.com. The Fund’s prospectus and Statement of Additional Information, both dated October 30, 2023, as supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Fund seeks to maximize total return, consistent with prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 72 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	Admin Class	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	Admin Class	Class A
Management Fees	0.05%	0.05%	0.25%
Distribution and/or Service (12b-1) Fees	N/A	0.25%	0.25%
Other Expenses(1)	0.14%	0.14%	0.14%
Acquired Fund Fees and Expenses(2)	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses(3)	0.29%	0.54%	0.74%
Fee Waiver and/or Expense Reimbursement(4)	(0.14%)	(0.14%)	(0.14%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.15%	0.40%	0.60%
1
“Other Expenses” include expenses incurred by the Fund in the normal course of its operations together with recoupment of management fees previously waived or reimbursed to the Fund. Such expenses are borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC (“PIMCO”).
2
Acquired Fund Fees and Expenses include interest expense of the Underlying PIMCO Funds of 0.02%. Interest expense can result from certain transactions within the Underlying PIMCO Funds and is separate from the management fees paid to PIMCO. Excluding interest expense of the Underlying PIMCO Funds, Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 0.13%, 0.38% and 0.58% for Institutional Class, Administrative Class and Class A shares, respectively.
3
Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets Excluding Waivers of the Fund, as set forth in the Financial Highlights table of the Fund’s prospectus, because the Ratio of Expenses to Average Net Assets Excluding Waivers reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
4
PIMCO has contractually agreed, through October 31, 2024, to waive a portion of the Fund’s supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of average daily net assets attributable to each class). This Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to PIMCO Equity Series at least 30 days prior to the end of the then current term. In any month in which the investment advisory contract or supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: 1) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.
Example. The Example is intended to help you compare the cost of investing in Institutional Class, Administrative Class or Class A shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then hold or redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$15	$79	$149	$354
Administrative Class	$41	$159	$288	$664
Class A	$608	$760	$926	$1,405
If you do not redeem your shares:
	1 Year	3 Years	5 Years	10 Years
Class A	$608	$760	$926	$1,405
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example

PIMCO Equity Series | Summary Prospectus

PIMCO REALPATH® Blend 2065 Fund

tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.
Principal Investment Strategies
The PIMCO REALPATH® Blend 2065 Fund (the “Fund”) is intended for investors seeking professional management of a comprehensive asset allocation strategy for retirement savings. The Fund is managed for shareholders that plan to retire or begin withdrawing assets around the year 2065, the Fund’s target year. This is the “self-elected” year of retirement for the investors in the Fund. The primary difference between the PIMCO REALPATH® Blend Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO REALPATH® Blend Fund’s name. The Fund’s allocation is intended to meaningfully reduce risk and increasingly focus on preservation of capital as the target retirement date of the Fund nears. An investment in the Fund is not guaranteed, and you may experience losses, including losses near, at, or after the target year indicated in the Fund’s name. There is no guarantee that the Fund will provide adequate income at and through your retirement.
In managing the Fund, PIMCO uses a three-step approach consisting of 1) developing and re-evaluating a long-term asset allocation “glide path”; 2) allocating between fixed income and equity exposures; and 3) utilizing hedging techniques to manage risks.
The Fund seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments of varying maturities, or related derivatives on any of the preceding securities mentioned. The Fund may invest in Institutional Class or Class M shares of any funds of the PIMCO Equity Series (the “Trust”) and PIMCO Funds, and in other affiliated funds, including funds of PIMCO ETF Trust, except funds of funds and PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund (“Underlying PIMCO Funds”), and unaffiliated funds that are registered under the 1940 Act (collectively, “Acquired Funds”). Under normal circumstances, the Fund seeks to invest substantially all of its equity exposure in index tracking securities, including investments in affiliated or unaffiliated investment companies, which will be registered under the 1940 Act, or related derivatives on such securities or indexes. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. To the extent the Fund invests in Underlying PIMCO Funds, PIMCO expects to select such Underlying PIMCO Funds without considering or canvassing the universe of available unaffiliated Acquired Funds.
The Fund’s long-term asset allocations are based on a “glide path” developed by PIMCO and are based on quantitative and qualitative data relating to various risk metrics, long-term market trends, correlation of asset types and actuarial assumptions of life expectancy and retirement. The Fund’s current glide path asset allocation is based on its target date, which is the year in the name of the Fund. The target date assumes a retirement age of 65, and time horizons based on current longevity of persons reaching retirement in average health. Choosing a PIMCO REALPATH® Blend Fund targeting an earlier date represents a more conservative choice; choosing a PIMCO REALPATH® Blend Fund targeting a later date represents a more aggressive choice. The glide path is designed not only to reduce risk as the target retirement date nears, but is also designed to provide investors diversification across a variety of asset classes. The glide path changes over time, generally becoming more conservative as the Fund approaches the target date.
The chart below shows the glide path and illustrates how the allocation among the asset classes changes before and at the target date. The glide path allocation at the target date remains constant beyond that date. PIMCO may choose to modify the target asset allocations of the glide path itself from time to time. The Fund intends to rebalance its portfolio’s asset allocation to that of the glide path on a monthly basis.

As the Fund reaches the target year indicated in the Fund’s name, it may be combined with the PIMCO REALPATH® Blend Income Fund, provided that the Board of Trustees determines that the combination would be in the best interests of the Fund and its shareholders. Prior to any combination, which may occur on or after the target year indicated in the Fund’s name, the Fund will provide shareholders with advance notice regarding the combination. If and when such a combination occurs, shareholders of the Fund will become shareholders of the PIMCO REALPATH® Blend Income Fund.
As part of its investment process, PIMCO expects to seek to reduce exposure to certain risks by implementing various hedging transactions. These hedging transactions seek to reduce the Fund’s exposure to certain severe, unanticipated market events that could significantly detract from returns. PIMCO intends to utilize these hedging transactions once the Fund is within 10 years of the target retirement date or at such other times as deemed appropriate by PIMCO. However, there can be no assurance that the Fund’s hedging transactions will be effective.
PIMCO evaluates various combinations of affiliated or unaffiliated funds, securities, instruments and other investments to obtain the desired exposures and invests accordingly. Summary information about

2   Summary Prospectus | PIMCO Equity Series

Summary Prospectus

the Underlying PIMCO Funds can be found in the Fund’s prospectus. More complete information about the Underlying PIMCO Funds can be found in the Underlying PIMCO Funds’ prospectuses, statements of additional information and financial reports. Additional Underlying PIMCO Funds may be added or deleted in the future without notice.
Principal Risks
It is possible to lose money on an investment in the Fund. The Fund is generally subject to a different level and amount of risk which is relative to its target date and time horizon. The principal risks of investing in the Fund include risks from direct investments and/or indirect exposure through investment in Acquired Funds. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
The following risks are principal risks of investing in the Fund.
Allocation Risk: the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions. The Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines
Acquired Fund Risk: the risk that the Fund's performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives. In addition, the Fund’s performance will be reduced by the Fund’s proportionate amount of the expenses of any Acquired Funds in which it invests
The following risks are principal risks of investing in the Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.
New Fund Risk: the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies
Small Fund Risk: the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur
Interest Rate Risk: the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, or the issuer or guarantor of collateral, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield and Distressed Company Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risks. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. Distressed companies may be engaged in restructurings or bankruptcy proceedings
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage, reputation or reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk: the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management

October 30, 2023 (as supplemented February 28, 2024) | SUMMARY PROSPECTUS  3

PIMCO REALPATH® Blend 2065 Fund

risks, and valuation complexity. Changes in the value of a derivative or other similar investment may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance
Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, foreign currency exchange rates, commodity index volatility, changes in interest rates, or supply and demand factors affecting a particular industry or commodity market, such as drought, floods, weather, livestock disease, pandemics and public health emergencies, embargoes, taxation, war, terrorism, cyber hacking, economic and political developments, environmental proceedings, tariffs, changes in storage costs, availability of transportation systems, and international economic, political and regulatory developments
Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk. The Fund may invest in any tranche of mortgage-related and other asset-backed securities, including junior and/or equity tranches (to the extent consistent with the other of the Fund's guidelines), which generally carry higher levels of the foregoing risks
Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Real Estate Risk: the risk that the Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Small-Cap and Mid-Cap Company Risk: the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably, due to narrow markets and limited managerial and financial resources
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk: the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund

4   Summary Prospectus | PIMCO Equity Series

Summary Prospectus

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions
Subsidiary Risk: the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), the Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved
Convertible Securities Risk: as convertible securities share both fixed income and equity characteristics, they are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk
Exchange-Traded Fund Risk: the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to the Fund invested in the exchange-traded fund
LIBOR Transition Risk: the risk related to the anticipated discontinuation and replacement of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely or relied in some fashion upon LIBOR. Although the transition process away from LIBOR for most instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or the continued use of LIBOR on the Fund, or on certain instruments in which the Fund invests, which can be difficult to ascertain and could result in losses to the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. Once the Fund commences operations, performance will be updated daily and quarterly and may be obtained at https://www.pimco.com.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Erin Browne, Graham Rennison and Brendon Shvetz. Ms. Browne is a Managing Director of PIMCO, Mr. Rennison is an Executive Vice President of PIMCO and Mr. Shvetz is a Senior Vice President of PIMCO. Ms. Browne, Mr. Rennison and Mr. Shvetz have jointly and primarily managed the Fund since its inception.
Purchase and Sale of Fund Shares
Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange (“NYSE”) is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.
Institutional Class and Administrative Class
The minimum initial investment for Institutional Class and Administrative Class shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.
You may sell (redeem) all or part of your Institutional Class and Administrative Class shares of the Fund on any business day. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:
■
Sending a written request by regular mail to:
PIMCO Equity Series
P.O. Box 219024, Kansas City, MO 64121-9024
or by overnight mail to:
PIMCO Equity Series c/o SS&C Global Investor and Distribution Solutions, Inc.,
430 W. 7th Street, STE 219024, Kansas City, MO 64105-1407
■
Calling us at 1.888.87.PIMCO and a Shareholder Services associate will assist you
■
Sending a fax to our Shareholder Services department at 1.816.421.2861
■
Sending an e-mail to piprocess@dstsystems.com
Class A
The minimum initial investment for Class A shares of the Fund is $1,000. The minimum subsequent investment for Class A shares is $50. The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. You may purchase or sell (redeem) all or part of your Class A shares through a broker-dealer, or other financial firm, or, if you are the registered owner of the shares on the books of the Fund, by regular mail to PIMCO Equity Series, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail

October 30, 2023 (as supplemented February 28, 2024) | SUMMARY PROSPECTUS  5

PIMCO REALPATH® Blend 2065 Fund

to PIMCO Equity Series, c/o SS&C Global Investor and Distribution Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407. The Fund reserves the right to require payment by wire or U.S. Bank check in connection with accounts opened directly with the Fund by Account Application.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.
Payments to Broker-Dealers and Other Financial Firms
If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm’s website for more information.

PES4340_022824